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                                                                     EXHIBIT 4.2
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                            [LOGO OF WIRELESS, INC.]

     NUMBER                                                          SHARES
      WLS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                             SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS

                                                               CUSIP 97652N 10 6


THIS CERTIFIES that



is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                                 Wireless, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by duly authorized officers and a facsimile of its corporate seal.

Dated:                        CERTIFICATE OF STOCK

/s/ Antonio Canova               [CORPORATE SEAL         /s/ William J. Palumbo
------------------              OF Wireless, Inc.]       ----------------------
EXECUTIVE VICE PRESIDENT                                 PRESIDENT AND
AND SECRETARY                                            CHIEF EXECUTIVE OFFICER


                                  COUNTERSIGNED AND REGISTERED:
                                         Equiserve Trust Company, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                                  BY
                                                    ----------------------------
                                                            AUTHORIZED SIGNATURE

================================================================================


IN
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                                 WIRELESS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the                             (Cust)           (Minor)
          entireties                                    under Uniform Gifts to
JT TEN  - as joint tenants with                         Minors Act
          right of survivorship                         ________________________
          and not as tenants in                                  (State)
          common

     Additional abbreviations may also be used though not in the above list.

       For value received, ________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                ------------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


--------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION. (Banks, Stockbrokers,
Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program) PURSUANT TO S.E.C.
RULE 17Ad-15




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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-----------------------------------  -------------------------------------------
   AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR: STEVE KOWALSKI:
       55TH AND SANSOM ST.                                        215-784-8620
        PHILA., PA 19139                       PROOF OF MAY 30, 2000
         (215) 764-8600                            WIRELESS, INC.
                                                     H 66601 bk
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 SALES: M. SANDHU: 415-543-8585                OPERATOR:                hj
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/NET/BANKNOTE/HOME 16/LIVE JOBS/W/WIRELESS 66601             NEW
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